UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

c/o CT Corporation

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2016

Date of reporting period: October 31, 2016

Item 1.	Reports to Stockholders.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
GLOBAL INFRASTRUCTURE VALUE FUND
OCTOBER 31, 2016

TABLE OF CONTENTS

Shareholders’ Letter	1

Schedule of Investments	6

Statement of Assets and Liabilities	10

The Fund files its complete schedule of fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-855-520-4227; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
GLOBAL INFRASTRUCTURE
VALUE FUND
OCTOBER 31, 2016
(Unaudited)

Dear Shareholders:

We are pleased to present the Annual Report for the CBRE Clarion Global Infrastructure Value Fund (“the Fund”) for the fiscal year from November 1, 2015 through October 31, 2016.

FUND PERFORMANCE REVIEW

Global listed infrastructure stocks rose 7.6%, as measured by the Fund’s listed infrastructure benchmark1 (the “Index”), over the fiscal period of this Fund that runs from November 1, 2015 to October 31, 2016. Among the developed regions, infrastructure stocks in the Americas region had the strongest returns, over 12%, with positive performance across all sectors, led primarily by the Utilities and Communications sectors. Emerging Market Infrastructure stocks were the best performers globally, rising nearly 14%. The stocks had been sold off sharply in the prior annual period, so the strong return was a bit of a recovery in stocks following resolution of political and regulatory issues in markets like Brazil and China. All other regions produced negative returns, in part due to currency depreciation in developed Asian and European markets. In USD terms, infrastructure stocks in the U.K. were down over 13%, including sharp declines for Rail and Communication sectors. The impact of Brexit had little impact on the earnings of the infrastructure companies, but the currency depreciation impacted returns for US based investors. Transportation stocks in Continental Europe were the strongest performers in the region, posting a positive 2.2% total return. Traffic volumes for passenger focused transport assets continued to show healthy growth, and with contained fixed costs, the companies generated rising earnings and dividends. A similar theme held up in Asia where Transportation stocks were also the only positive sector in that region. Unlike the U.S., Utilities in Asia and Europe did not produce positive returns, despite continued support from declining bond yields.

The Institutional and Investor share classes of the Fund outperformed the Index and the MSCI World Index (measuring global developed market equities) for the fiscal period ending October 31, 2016. During this period, the Institutional Class Shares and Investor Class Shares delivered net returns of positive 8.66% and positive 8.21%, respectively, as compared to the positive 7.60% of the Index and positive 1.79% for global developed markets. Excluding the impact of fees and costs of the Fund, the performance of the underlying holdings of the Fund was 221 basis

[1]	The Fund’s benchmark is the FTSE Global Core Infrastructure 50/50 Index – net of withholding.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
GLOBAL INFRASTRUCTURE
VALUE FUND
OCTOBER 31, 2016
(Unaudited)

points higher than the Index return. The positive relative performance was driven equally by positive stock selection and sector allocation.

Stock selection was driven by selecting the best-performing companies within the outperforming transportation sector in the U.S., Asia, and the U.K.

Within the U.S., stock selection was positive in the Utilities, Midstream/Pipelines and Communications sectors. The Fund’s positioning in Utilities in the U.S. focused on companies that benefitted from investment trends in the renewable, gas and transmission sub-sectors. Holdings like NextEra Energy, a utility with significant renewable development activity, ITC Holdings, a pure-play electric transmission company and NiSource, a gas utility in the Midwest benefitted from rising investment potential in the markets. The largest holding in the Fund over the period, Crown Castle International, enjoyed strong returns over the period, outperforming both their peers and the overall market. In Midstream/Pipelines, the Fund’s outperformance was driven by both allocation and stock selection. The Fund altered its holdings significantly over the period in this sector, reducing the position at the end of 2015 and early 2016 due to the challenges facing the commodities market. After the market stabilized in February, the Fund increased its weight nearly six-fold from the low in January thru June. The recovery in capital markets in the energy infrastructure market was a significant positive for the outlook for the sector, and we positioned the Fund to have more exposure. Asset allocation was also a positive benefit in Asia, particularly in the Utilities sector. The Fund largely avoided Japanese Utilities whose shares sold off sharply after continued delays to the nuclear power generator restarts impacted investor confidence in the future earnings of the companies. Moreover, the Fund held and traded selected Hong Kong and Australian Utilities that performed well over the period.

The largest detractor from relative performance was driven by positioning, both stock and sector, in the Emerging Markets and Continental Europe. In Emerging Markets, the Fund had no exposure to Brazil which represents a large part of the market and whose stocks recovered sharply in local and USD currency terms. Moreover, the Fund’s positioning in selected Transportation and Utilities assets detracted from performance.

Within Continental Europe, the Fund had poor stock selection and allocation to the Transportation and Utilities sectors. Toll road stock performance in the period was varied and while the largest holding in the sector, Vinci, produced a positive return of 9% over the period, another key holding, Ferrovial, declined over 20%.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
GLOBAL INFRASTRUCTURE
VALUE FUND
OCTOBER 31, 2016
(Unaudited)

We remain confident that our investment process will continue to help identify infrastructure assets that could deliver superior medium to long-term performance. Our investment approach is based on top-down sector allocations within regions based on the regulatory outlook, investment market conditions, economic outlook, capital market access and relative valuation of the sectors. We then identify and invest in the stocks within those sectors and regions that we believe have the best risk and return profile. We believe that there are significant opportunities to add value by allocating to sectors underrepresented within the benchmark as well as maintaining a reduced allocation to sectors over-represented in the benchmark relative to the universe of infrastructure investment opportunities. Our fundamental research currently suggests that we should overweight sectors trading at reasonable valuations and offering higher potential for cash flow and dividend growth. We see good opportunity to invest in certain transport companies in Asia, Europe, and the U.S., as well as utilities with exposure to gas infrastructure and renewable energy infrastructure. Our forecast for the coming year is for global GDP growth to modestly accelerate which should allow for interest rates to remain low. We expect the economic environment should continue to provide a good backdrop for infrastructure investment in energy, particularly in gas and renewables, transportation and communications. Such investments are needed and further supported by constructive government regulation in many instances. We favor those sectors that can generate higher growth in cash flows and dividends. Within these sectors, we believe that companies operating with strong balance sheets and making sound capital allocation decisions should outperform their peers. We look for such companies when investing in the more cyclically sensitive infrastructure sectors. Last, we believe that fundamentals for the communication sector are positive. Telecom carrier spending did not reaccelerate in 2016 as we had forecast, but we believe this means that the potential is even higher for 2017 for increased investment which should benefit the Tower companies.

We appreciate your continued faith and confidence.

CBRE CLARION SECURITIES LLC

This represents the manager’s assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Past performance does not guarantee future results.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
GLOBAL INFRASTRUCTURE
VALUE FUND
OCTOBER 31, 2016
(Unaudited)

Mutual fund investing involves risk, including possible loss of principal. Portfolios concentrated in infrastructure securities and master limited partnerships (“MLP”) may experience price volatility and other risks associated with non-diversification. Investment in infrastructure-related companies may be subject to high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, the effects of energy conservation policies, governmental regulation and other factors. MLPs often own interests related to the oil and gas industries or other natural resources, but may finance other projects. As such, MLPs will be negatively impacted by economic events adversely impacting that industry. Investments in MLPs may offer fewer legal protections than investments in corporations and limited voting rights. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. These risks may be magnified in emerging markets. The potential tax benefits from investing in MLPs depend on them being treated as partnerships for federal income tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation at the entity level, reducing the amount of cash available for distribution to the Fund which could result in a reduction of the Fund’s value.

Definition of Comparative Indices

The FTSE Global Core Infrastructure 50-50 Net Return Index is an unmanaged market-weighted index which consists of companies within the 3 core infrastructure sectors (transportation, energy and telecommunications).

The UBS Global Infrastructure & Utilities 50-50 Index NET is an unmanaged market-weighted index which consists of infrastructure and utility companies from developed markets whose floats are larger than US $500 million.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
GLOBAL INFRASTRUCTURE
VALUE FUND
OCTOBER 31, 2016
(Unaudited)

GROWTH OF A $100,000 INVESTMENT

	ANNUAL TOTAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2016
	1 Year††	3 Year††	Annualized Inception to Date††
Institutional Class Shares*	8.66%	7.64%	10.00%
Investor Class Shares**	8.21%	7.31%	8.02%
FTSE Global Core Infrastructure 50/50 Net Return Index ‡	7.60%	5.63%	8.34%

* The Institutional Class shares commenced operations on June 28, 2013.

** The Investor Class shares commenced operations on October 16, 2013.

‡ Prior to April 1, 2015, the benchmark index was the UBS Global Infrastructure & Utilities 50-50 Index NET (“UBS Index”), which has been discontinued. Effective April 1, 2015, the benchmark is a hybrid of the UBS Index and the FTSE Global Core Infrastructure 50/50 Net Return Index (“FTSE Index”). The FTSE Index has an inception date of March 31, 2015. The return of the hybrid index is from June 28, 2013.

† The graph is based on Institutional Class Shares only; performance for Investor Class Shares would have been lower due to differences in fee structures.

†† If the Adviser had not waived a portion of its fee, the Fund’s total return may have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 4.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
GLOBAL INFRASTRUCTURE
VALUE FUND
OCTOBER 31, 2016

Sector Weighting† (unaudited):

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 98.1%
	Shares	Value
AIRPORT SERVICES — 4.4%
Flughafen Zuerich (Switzerland)	2,336	$429,642
Sydney Airport (Australia)	123,948	590,237

		1,019,879

COMMUNICATIONS — 10.4%
American Tower ‡	7,800	914,082
Crown Castle International ‡	13,600	1,237,464
EI Towers (Italy)*	3,074	145,104
Infrastrutture Wireless Italiane (Italy)	24,400	115,444

		2,412,094

CONSTRUCTION & ENGINEERING — 6.6%
Ferrovial (Spain)	31,058	604,318
Vinci (France)	12,513	906,315

		1,510,633

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
GLOBAL INFRASTRUCTURE
VALUE FUND
OCTOBER 31, 2016

COMMON STOCK — continued
	Shares	Value
ELECTRIC UTILITIES — 22.1%
American Electric Power	8,500	$551,140
Edison International	4,500	330,660
Eversource Energy	4,210	231,803
Fortis (Canada)	13,500	444,363
Hokkaido Electric Power (Japan)	31,400	239,235
Korea Electric Power (South Korea)	5,823	250,629
NextEra Energy	6,570	840,960
PG&E	13,300	826,196
Red Electrica (Spain)	16,510	344,445
Spark Infrastructure Group (Australia)	172,417	291,170
Westar Energy, Cl A	3,800	217,816
Xcel Energy	12,800	531,840

		5,100,257

GAS UTILITIES — 2.3%
Atmos Energy	1,600	119,024
China Gas Holdings (Hong Kong)	118,000	179,840
Enagas (Spain)	7,773	223,134

		521,998

HIGHWAYS — 7.4%
Abertis Infraestructuras (Spain)	38,383	569,878
OHL Mexico (Mexico)*	122,700	143,986
Transurban Group (Australia)	126,672	1,001,173

		1,715,037

INDEPENDENT POWER PRODUCERS & ENERGY — 1.5%
NRG Yield, Cl A	23,800	350,574

MULTI-UTILITIES — 10.2%
DTE Energy	7,700	739,277
National Grid PLC (United Kingdom)	45,182	588,977
Sempra Energy	9,600	1,028,160

		2,356,414

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
GLOBAL INFRASTRUCTURE
VALUE FUND
OCTOBER 31, 2016

COMMON STOCK — continued
	Shares	Value
OIL & GAS STORAGE & TRANSPORTATION — 18.4%
Enbridge (Canada)	24,200	$1,045,004
Enbridge Energy Management *	10,927	266,837
Kinder Morgan	53,100	1,084,833
Pembina Pipeline (Canada)	17,500	537,669
Snam (Italy)	50,939	268,521
Tallgrass Energy Partners LP [1]	2,500	113,075
Targa Resources	5,200	228,280
Tesoro Logistics LP [1]	2,500	119,350
Williams	20,200	589,840

		4,253,409

RAILROADS — 11.9%
Canadian Pacific Railway (Canada)	5,400	771,935
Central Japan Railway (Japan)	2,800	476,990
East Japan Railway (Japan)	7,300	644,380
Norfolk Southern	6,800	632,400
West Japan Railway (Japan)	3,700	228,344

		2,754,049

RENEWABLE ELECTRICITY — 1.9%
NextEra Energy Partners LP [1]	7,849	214,670
Pattern Energy Group, Cl A	10,200	227,970

		442,640

WATER UTILITIES — 1.0%
United Utilities Group PLC (United Kingdom)	20,316	233,749

TOTAL COMMON STOCK (Cost $21,283,677)		22,670,733

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
GLOBAL INFRASTRUCTURE
VALUE FUND
OCTOBER 31, 2016

RIGHTS — 0.1%
	Number of Rights	Value
CONSTRUCTION & ENGINEERING — 0.1%
Ferrovial, Expires 11/14/16, Strike Price 0.408 EUR *	31,058	$13,297

TOTAL RIGHTS (Cost $–)		13,297

TOTAL INVESTMENTS — 98.2% (Cost $21,283,677)		$22,684,030

Percentages are based on Net Assets of $23,094,997.

1	Security considered Master Limited Partnership. At October 31, 2016, these securities amounted to $447,095 or 1.9% of Net Assets.
*	Non-income producing security.
‡	Real Estate Investment Trust.

Cl — Class

EUR — Euro

LP — Limited Partnership

PLC — Public Limited Company

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
GLOBAL INFRASTRUCTURE
VALUE FUND
OCTOBER 31, 2016

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments, at Value (Cost $21,283,677)	$22,684,030
Cash	280,499
Receivable for Investment Securities Sold	128,895
Dividends and Interest Receivable	32,145
Dividend Tax Reclaim Receivable	16,787
Prepaid Expenses	17,016

Total Assets	23,159,372

Liabilities:
Payable for Investment Securities Purchased	17,594
Shareholder Servicing Fees Payable	7,158
Payable to Administrator	5,882
Payable to Adviser	4,582
Chief Compliance Officer Fees Payable	329
Payable due to Trustees	223
Distribution Fees Payable (Investor Class Shares)	130
Other Accrued Expenses	28,477

Total Liabilities	64,375

Net Assets	$23,094,997

Net Assets Consist of:
Paid-in Capital	$20,345,422
Undistributed Net Investment Income	16
Accumulated Net Realized Gain on Investments and Foreign Currency Transactions	1,350,966
Net Unrealized Appreciation on Investments	1,400,353
Net Unrealized Depreciation on Foreign Currency Translation	(1,760)

Net Assets	$23,094,997

Net Asset Value, Offering, and Redemption Price Per Share — Institutional Class Shares (unlimited authorization — no par value) ($22,569,346 ÷ 2,094,186 shares)*	$10.78

Net Asset Value, Offering, and Redemption Price Per Share — Investor Class Shares (unlimited authorization — no par value) ($525,651 ÷ 48,753 shares)*	$10.78

*	Redemption price per share may vary depending upon the length of time shares are held.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
GLOBAL INFRASTRUCTURE
VALUE FUND
FOR THE YEAR ENDED
OCTOBER 31, 2016

STATEMENT OF OPERATIONS

Investment Income:
Dividend Income (Less Foreign Taxes Withheld of $62,386)	$1,044,857
Interest Income	63

Total Investment Income	1,044,920

Expenses:
Investment Advisory Fees	285,097
Administration Fees	70,000
Shareholder Servicing Fees (Institutional Class Shares)	6,281
Shareholder Servicing Fees (Investor Class Shares)	404
Trustees’ Fees	1,029
Distribution Fees (Investor Class Shares)	673
Chief Compliance Officer Fees	658
Transfer Agent Fees	56,461
Registration Fees	31,470
Printing Fees	26,539
Custodian Fees	24,440
Professional Fees	3,400
Insurance and Other Expenses	1,835

Total Expenses	508,287
Less: Investment Advisory Fees Waived	(110,973)
Less: Fees Paid Indirectly	(9)

Net Expenses	397,305

Net Investment Income	647,615

Net Realized Gain on Investments	1,586,317
Net Realized Loss on Foreign Currency Transactions	(29)
Net Change in Unrealized Appreciation/(Depreciation) on Investments	706,336
Net Change in Unrealized Appreciation/(Depreciation) on Foreign Currency Translations	689

Net Realized and Unrealized Gain on Investments	2,293,313

Net Increase in Net Assets Resulting from Operations	$2,940,928

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
GLOBAL INFRASTRUCTURE
VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net Investment Income	$647,615	$690,169
Net Realized Gain on Investments and Foreign Currency Transactions	1,586,288	1,597,021
Net Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Translations	707,025	(3,426,963)

Net Increase/(Decrease) in Net Assets Resulting from Operations	2,940,928	(1,139,773)

Dividends and Distributions from:
Net Investment Income
Institutional Class Shares	(637,456)	(682,483)
Investor Class Shares	(5,469)	(3,959)

Total Net Investment Income	(642,925)	(686,442)

Realized Gains
Institutional Class Shares	(1,898,559)	(5,087,476)
Investor Class Shares	(8,416)	(56,648)

Total Net Realized Gains	(1,906,975)	(5,144,124)

Total Dividends and Distributions	(2,549,900)	(5,830,566)

Capital Share Transactions:(1)
Institutional Class Shares
Issued	–	3,741,065
Reinvestment of Distributions	2,536,015	5,769,959
Redeemed	(20,436,772)	(2,593,755)

Increase/(Decrease) from Institutional Class Shares Capital Share Transactions	(17,900,757)	6,917,269

Investor Class Shares
Issued	428,436	150,014
Reinvestment of Distributions	13,617	60,559
Redemption Fees	397	390
Redeemed	(84,346)	(419,674)

Increase/(Decrease) from Investor Class Shares Capital Share Transactions	358,104	(208,711)

Net Increase/(Decrease) From Capital Share Transactions	(17,542,653)	6,708,558

Total Decrease in Net Assets	(17,151,625)	(261,781)

Net Assets:
Beginning of Year	40,246,622	40,508,403

End of Year (including undistributed net investment income of $16 and $3,524, respectively)	$23,094,997	$40,246,622

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
GLOBAL INFRASTRUCTURE
VALUE FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year or Period

	Institutional Class Shares
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Period Ended October 31, 2013*
Net Asset Value, Beginning of Year or Period	$10.67	$12.72	$11.01	$10.00

Income from Operations:
Net Investment Income(1)	0.21	0.19	0.20	0.02
Net Realized and Unrealized Gain/(Loss) on Investments	0.64	(0.57)	1.81	1.00

Total from Operations	0.85	(0.38)	2.01	1.02

Redemption Fees	—	—	—	—

Dividends and Distributions from:
Net Investment Income	(0.23)	(0.18)	(0.21)	(0.01)
Net Realized Gains	(0.51)	(1.49)	(0.09)	—

Total Dividends and Distributions	(0.74)	(1.67)	(0.30)	(0.01)

Net Asset Value, End of Year or Period	$10.78	$10.67	$12.72	$11.01

Total Return †	8.66%	(3.10)%	18.46%	10.21%

Ratios and Supplemental Data
Net Assets, End of Year or Period (Thousands)	$22,569	$40,069	$40,050	$37,757
Ratio of Expenses to Average Net Assets (including waivers and reimbursements)	1.25%	1.25%	1.25%	1.25%**
Ratio of Expenses to Average Net Assets (excluding waivers and reimbursements)	1.60%	1.43%	1.54%	1.70%**
Ratio of Net Investment Income to Average Net Assets	2.05%	1.66%	1.67%	0.44%**
Portfolio Turnover Rate	88%	97%	93%	32%***

*	Commenced operations on June 28, 2013.
**	Annualized.
***	Portfolio turnover rate is for the period indicated and has not been annualized.
†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived a portion of its fee during the period.
(1)	Per share data calculated using average shares method.

Amounts designated as “—” are $0.00 or have been rounded to $0.00.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
GLOBAL INFRASTRUCTURE
VALUE FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year or Period

	Investor Class Shares
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Period Ended October 31, 2013*
Net Asset Value, Beginning of Year or Period	$10.68	$12.72	$11.01	$10.76

Income from Operations:
Net Investment Income(1)	0.15	0.16	0.13	0.02
Net Realized and Unrealized Gain/(Loss) on Investments	0.66	(0.59)	1.83	0.23

Total from Operations	0.81	(0.43)	1.96	0.25

Redemption Fees	—	0.01	0.02	—

Dividends and Distributions from:
Net Investment Income	(0.20)	(0.13)	(0.18)	—
Net Realized Gains	(0.51)	(1.49)	(0.09)	—

Total Dividends and Distributions	(0.71)	(1.62)	(0.27)	—

Net Asset Value, End of Year or Period	$10.78	$10.68	$12.72	$11.01

Total Return †	8.21%	(3.45)%	18.26%	2.32%

Ratios and Supplemental Data
Net Assets, End of Year or Period (Thousands)	$526	$178	$458	$–
Ratio of Expenses to Average Net Assets (including waivers and reimbursements)	1.60%	1.60%	1.60%	–%(2)**
Ratio of Expenses to Average Net Assets (excluding waivers and reimbursements)	2.15%	1.76%	1.84%	–%(2)**
Ratio of Net Investment Income to Average Net Assets	1.44%	1.37%	1.02%	3.51%**
Portfolio Turnover Rate	88%	97%	93%	32%***

*	Commenced operations on October 16, 2013.
**	Annualized.
***	Portfolio turnover rate is for the period indicated and has not been annualized.
†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived a portion of its fee during the period.
(1)	Per share data calculated using average shares method.
(2)	The Investor Class Shares did not incur any expenses from October 16, 2013 (commencement of operations) through the period ended October 31, 2013 due to the low level of assets.

Amounts designated as “—” are $0.00 or have been rounded to $0.00.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
GLOBAL INFRASTRUCTURE
VALUE FUND
OCTOBER 31, 2016

NOTES TO FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 56 funds. The financial statements herein are those of the CBRE Clarion Global Infrastructure Value Fund (the “Fund”). The investment objective of the Fund is total return, consisting of capital appreciation and current income. The Fund is diversified and seeks to achieve its objective by investing in equity securities issued by infrastructure companies organized or located throughout the world. The Fund’s adviser, CBRE Clarion Securities LLC (the “Adviser”), utilizes a multi-step investment process for constructing the Fund’s investment portfolio that combines top-down region and sector allocation with bottom-up individual stock selection. The Fund may invest in securities of companies of any market capitalization and, under normal market conditions, the Fund will invest in at least three countries, including the United States, and at least 40% of its assets will be invested in non-U.S. companies, in both developed and emerging market countries. The Fund may invest up to 30% of its assets in emerging market companies. The Fund’s investments may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units. The Fund currently offers Institutional Class and Investor Class shares. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund of the Trust are segregated, and a shareholder’s interest is limited to the fund of the Trust in which shares are held.

The Fund’s Institutional Class shares commenced operations on June 28, 2013. The Fund’s Investor Class shares commenced operations on October 16, 2013.

2.	Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund:

Use of Estimates — The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported

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amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund will seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees (the “Board”). The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2016, there were no fair valued securities.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities

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(Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are as follows:

• Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

• Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

• Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of October 31, 2016, all of the Fund’s investments were considered Level 1 in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP. For details of investment classifications, reference the Schedule of Investments.

For the year ended October 31, 2016, there were no transfers among Level 1, Level 2 and Level 3 assets and liabilities. During the year ended October 31, 2016, there were no Level 3 securities. All transfers, if any, are recognized by the Fund at the end of the period.

During the year ended October 31, 2016, there have been no significant changes to the Fund’s fair valuation methodologies.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained

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upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three open tax year ends and current tax year end, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income/Expense — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identifications. Dividend income and expense is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Master Limited Partnerships — Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to invest in MLPs receiving partnership taxation

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treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Investments in REITs — With respect to the Fund, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund based on number of funds and/or relative net assets.

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Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains (losses), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Fund distributes its net investment income quarterly, and makes distributions of its net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Fund retains redemption fees of 2.00% on redemptions of fund shares held for less than 60 days. For the year ended October 31, 2016, the Fund received $397 in redemption fees for the Investor Class Shares.

3.	Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (the “CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4.	Administration, Distribution, Transfer Agent and Custodian Agreements:

The Fund and the Administrator are parties to an Administration Agreement, under which the Administrator provides administration services to the Fund. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For year ended October 31, 2016, the Fund paid $70,000 for these services.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

The Fund has adopted a shareholder servicing plan pursuant to which it may engage third-party service providers to provide certain shareholder services to Fund shareholders (the “Service Plan”). Under the Service Plan, the Fund may pay service providers a fee at a rate of up to 0.10% and 0.20% annually of the

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average daily net assets attributable to the Institutional Class Shares and Investor Class Shares, respectively, subject to the arrangement for provision of shareholder and administrative services. For the year ended October 31, 2016, the Institutional Class Shares and Investor Class Shares incurred $6,281 and $404 of shareholder servicing fees, an effective rate of 0.02% and 0.15%, respectively.

The Fund has adopted a distribution plan under Rule 12b-1 under the 1940 Act for Investor Class Shares that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. The maximum annual distribution fee for Investor Class Shares of the Fund is 0.25% annually of the average daily net assets. For the year ended October 31, 2016, the Fund incurred $673 of distribution fees.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. During the year ended October 31, 2016, the Fund earned cash management credits of $9, which were used to offset transfer agent expenses. This amount is labeled as “Fees Paid Indirectly” on the Statement of Operations.

MUFG Union Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

5.	Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Fund at a fee calculated at an annual rate of 0.90% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total annual fund operating expenses after fee waivers and/or expense reimbursements (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) (collectively “excluded expenses”) from exceeding 1.25% and 1.60% of the Fund’s Institutional Class and Investor Class Shares’ average daily net assets, respectively, until February 28, 2017. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees and make expense reimbursements, the Adviser may retain the difference between the Total Annual Fund Operating Expenses (less excluded expenses) and 1.25% and 1.60% for the Institutional Class Shares and Investor Class Shares, respectively, to recapture all or a portion of its prior fee reductions and expense reimbursements made during the preceding three-year period. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on

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February 28, 2017. As of October 31, 2016, fees which were previously waived by the Adviser that can be recaptured, up to the expense cap in effect at the time the expenses were waived, were $122,439 expiring in 2017, $73,658 expiring in 2018 and $110,973 expiring in 2019. During the year ended October 31, 2016, the Fund did not reimburse the Adviser for fees previously waived.

6.	Share Transactions

	Year Ended October 31, 2016	Year Ended October 31, 2015
Share Transactions:
Institutional Class Shares
Issued	–	306,821
Reinvestment of Distributions	258,002	527,890
Redeemed	(1,918,135)	(229,333)

Increase/(Decrease) in Institutional Class Shares	(1,660,133)	605,378

Investor Class Shares
Issued	38,826	12,625
Reinvestment of Distributions	1,356	5,535
Redeemed	(8,072)	(37,547)

Increase/(Decrease) in Investor Class Shares	32,110	(19,387)

Net Increase/(Decrease) in Shares Outstanding	(1,628,023)	585,991

7.	Investment Transactions:

The cost of security purchases and the proceeds from security sales for the year ended October 31, 2016 were $27,716,090 and $46,934,760, respectively. There were no purchases or sales of long-term U.S. Government securities.

8.	Federal Tax Information:

The amount and character of income and capital gain distributions, if any, to be paid are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income/(loss), accumulated net realized gain/(loss) or paid-in capital, as appropriate, in the period that the differences arise.

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The following permanent differences primarily attributable to MLP basis adjustments, REIT adjustments and distribution reclasses have been reclassified to/from the following accounts:

Increase/(Decrease) in Undistributed Net Investment Income	Increase/(Decrease) in Accumulated Net Realized Gain	Increase/(Decrease) in Paid-In Capital
$(8,198)	$8,375	$(177)

These reclassifications had no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared by the Fund during the last two fiscal years were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2016	$536,447	$2,013,453	$2,549,900
2015	4,608,487	1,222,079	5,830,566

As of October 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed Long-Term Capital Gains	$1,589,771
Unrealized Appreciation	1,159,795
Other Temporary Differences	9

Total Distributable Earnings	$2,749,575

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Fund at October 31, 2016 were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$21,522,475	$1,782,170	$(620,615)	$1,161,555

9.	Concentration/Risks:

The Fund concentrates its investments in the infrastructure sector. Investing in infrastructure companies may subject the Fund to greater exposure to the potential adverse economic, regulatory, political and other changes affecting infrastructure companies. Infrastructure companies are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, difficulty in raising capital in adequate amounts on

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reasonable terms in periods of high inflation and unsettled capital markets, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure companies may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers; service interruption due to environmental, operational or other mishaps; the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; and general changes in market sentiment towards infrastructure assets.

10.	Other:

At October 31, 2016, 93% of Institutional Class Shares total shares outstanding were held by one record shareholder owning 10% or greater of the aggregate total shares outstanding.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such potential claims is considered remote.

11.	Regulatory Matters

In October 2016, the Securities and Exchange Commission (the “SEC”) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule which introduces two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact of the Rule, management believes that many of the Regulation S-X amendments are consistent with the Fund’s current financial statement presentation and expects that the Fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

12.	Subsequent Events:

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of CBRE Clarion Global Infrastructure Value Fund and the Board of Trustees of the Advisors’ Inner Circle Fund:

We have audited the accompanying statement of assets and liabilities of CBRE Clarion Global Infrastructure Value Fund, a series of shares of beneficial interest in The Advisors’ Inner Circle Fund, (the “Fund”), including the schedule of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods ended October 31, 2013 were audited by other auditors whose report dated December 27, 2013, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CBRE Clarion Global Infrastructure Value Fund as of October 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

December 22, 2016

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past 5 Years
INTERESTED TRUSTEES[2,3]
ROBERT A. NESHER (Born: 1946)	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.
WILLIAM M. DORAN (Born: 1940)	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.

1	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
2	Trustees oversee 56 funds in The Advisors’ Inner Circle Fund.
3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

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Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be“interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-855-520-4227. The following chart lists Trustees and Officers as of October 31, 2016.

Other Directorships Held in the Past 5 Years[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments – Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016.

4	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

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Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past 5 Years
INDEPENDENT TRUSTEES[2]
JOHN K. DARR (Born: 1944)	Trustee (Since 2008)	Retired. Chief Executive Officer, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.
JOSEPH T. GRAUSE, JR. (Born: 1952)	Trustee (Since 2011)	Self-Employed Consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.
MITCHELL A. JOHNSON (Born: 1942)	Trustee (Since 2005)	Retired. Private investor since 1994.
BETTY L. KRIKORIAN (Born: 1943)	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.
BRUCE R. SPECA (Born: 1956)	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.

1	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
2	Trustees oversee 56 funds in The Advisors’ Inner Circle Fund.

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Other Directorships Held in the Past 5 Years[3]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of Federal Home Loan Bank of Pittsburgh, Meals on Wheels, Lewes/Rehoboth Beach and West Rehoboth Land Trust.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of The Korea Fund, Inc.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

3	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

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Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past 5 Years
INDEPENDENT TRUSTEES[2] (continued)
GEORGE J. SULLIVAN, JR. (Born: 1942)	Trustee Lead Independent Trustee (Since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.
OFFICERS
MICHAEL BEATTIE (Born: 1965)	President (Since 2011)	Director of Client Service, SEI Investments Company, since 2004..
STEPHEN CONNORS (Born: 1984)	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting since December 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.
DIANNE M. DESCOTEAUX (Born: 1977)	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.

1	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
2	Trustees oversee 56 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
GLOBAL INFRASTRUCTURE
VALUE FUND
OCTOBER 31, 2016

Other Directorships Held in the Past 5 Years[3]

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

None.
None.
None.

3	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
GLOBAL INFRASTRUCTURE
VALUE FUND
OCTOBER 31, 2016

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years
OFFICERS (continued)
RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from June 2007 to September 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. until 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016.
LISA WHITTAKER (Born: 1978)	Vice President and Assistant Secretary (Since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).
JOHN Y. KIM (Born: 1981)	Vice President and Secretary (Since 2014)	Attorney, SEI Investments Company (2014-present). Associate Stradley Ronon Stevens & Young (2009-2014).
BRIDGET E. SUDALL (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (Since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners from April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners from 2007 to 2011.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
GLOBAL INFRASTRUCTURE
VALUE FUND
OCTOBER 31, 2016

Other Directorships Held in the Past 5 Years

None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
GLOBAL INFRASTRUCTURE
VALUE FUND
OCTOBER 31, 2016

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, distribution and shareholder servicing fees and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2016 to October 31, 2016).

The table on the following page illustrates your Fund’s costs in two ways.

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
GLOBAL INFRASTRUCTURE
VALUE FUND
OCTOBER 31, 2016

DISCLOSURE OF FUND EXPENSES (Unaudited) (Concluded)

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/1/16	Ending Account Value 10/31/16	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,014.10	1.25%	$6.33
Investor Class Shares	1,000.00	1,011.90	1.60%	8.09

Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,018.85	1.25%	$6.34
Investor Class Shares	1,000.00	1,017.09	1.60%	8.11

* Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period.)

THE ADVISORS’ INNER CIRCLE FUND	CBRE CLARION
GLOBAL INFRASTRUCTURE
VALUE FUND
OCTOBER 31, 2016

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2016 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2016 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2016, the Fund is designating the following items with regard to distributions paid during the year.

Long-Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Rec. Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividend(4)	Short Term Capital Gain Dividends(5)
78.96%	21.04%	100.00%	82.92%	100.00%	0.00%	0.00%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by the law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). However, for shareholders of the Fund who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemptions of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2016. Complete information will be computed and reported in conjunction with your 2016 Form 1099-DIV.

CBRE Clarion Global Infrastructure Value Fund

P.O. Box 219009

Kansas City, MO 64121-9009

Investment Adviser:

CBRE Clarion Securities LLC

201 King of Prussia Road

Suite 600

Radnor, PA 19087

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103-2921

Independent Registered Public Accounting Firm:

BBD, LLP

1835 Market Street, 26th Floor

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund.

CCS-AR-002-0400

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

	2016			2015
	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a) Audit Fees(1)	$49,000	N/A	N/A	$116,100	$0	$0
(b) Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c) Tax Fees	$25,000	$0	$110,000	$25,000	$0	$0
(d) All Other Fees	$0	$0	$0	$0	$0	$4,000

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

	2016			2015
	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a) Audit Fees(1)	$725,065	N/A	N/A	$723,360	N/A	N/A
(b) Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c) Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d) All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

	2016			2015
	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a) Audit Fees(1)	$160,000	N/A	N/A	$130,000	N/A	N/A
(b) Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c) Tax Fees	$82,450	N/A	N/A	$72,450	N/A	N/A
(d) All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

	2016			2015
	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a) Audit Fees(1)	$141,000	N/A	N/A	$110,000	N/A	N/A
(b) Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c) Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d) All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2016	2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2016	2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2016	2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2016	2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $135,000 and $29,000 for 2016 and 2015, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $62,500 and $55,300 for 2016 and 2015, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $82,450 and $72,450 for 2016 and 2015, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2016 and 2015, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 6, 2017

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller and Chief Financial Officer

Date: January 6, 2017

*	Print the name and title of each signing officer under his or her signature.